                                                                      EXHIBIT 28

Form 2  ANNUAL STATEMENT FOR THE YEAR 1994 OF THE  PROGRESSIVE INSURANCE GROUP



                SCHEDULE P - ANALYSIS OF LOSSES AND LOSS EXPENSES

  Notes to Schedule P
 1. The Parts of Schedule P:
    Part 1 - Detailed information on losses and loss expenses.
    Part 2 - History of incurred losses and allocated expenses.
    Part 3 - History of loss and allocated expense payments.
    Part 4 - History of bulk and incurred but not reported reserves.
    Part 5 - History of claims.
    Part 6 - History of premiums earned.
    Schedule P Interrogatories.

 2. Lines of business A through M, R and S are groupings of the lines of business used on page 14, the state page.

 3. Reinsurance A, B, C, and D (lines N to Q) are:
    Reinsurance A = nonproportional property (1988 and subsequent) Reinsurance B = nonproportional liability (1988 and subsequent) Reinsurance C = financial lines (1988 and subsequent)
    Reinsurance D = old Schedule O line 30 (1987 and prior)


                           SCHEDULE P--PART 1--SUMMARY
                                 (000 omitted)

_________________________________________________________________________________________________________________
|      1      |              Premiums Earned            |               Loss and Loss Expense Payments          |
|             |_________________________________________|_______________________________________________________|
|             |      2      |      3      |      4      |                           |        Allocated Loss     |
|  Years In   |             |             |             |        Loss Payments      |       Expense Payments    |
|    Which    |             |             |             |___________________________|___________________________|
|Premiums Were|             |             |             |      5      |      6      |      7      |      8      |
| Earned and  |   Direct    |             |             |   Direct    |             |   Direct    |             |
| Losses Were |     and     |             |     Net     |     and     |             |     and     |             |
|  Incurred   |   Assumed   |    Ceded    |(Cols. 2 - 3)|   Assumed   |    Ceded    |   Assumed   |    Ceded    |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
|  1. Prior...|   X X X X   |   X X X X   |   X X X X   |         737 |       6,022 |         804 |       5,298 |
|  2. 1985....|     461,512 |       9,678 |     451,834 |     249,321 |       6,052 |      15,696 |         897 |
|  3. 1986....|     726,141 |      42,619 |     683,522 |     324,139 |      14,908 |      21,574 |       1,093 |
|  4. 1987....|   1,066,680 |      64,496 |   1,002,184 |     484,551 |      31,795 |      30,481 |       1,377 |
|  5. 1988....|   1,292,530 |      67,431 |   1,225,099 |     650,409 |      39,898 |      37,551 |       1,195 |
|  6. 1989....|   1,357,845 |     109,736 |   1,248,109 |     710,694 |      80,579 |      38,936 |       1,441 |
|  7. 1990....|   1,397,185 |     144,903 |   1,252,282 |     667,191 |      85,295 |      32,791 |       1,763 |
|  8. 1991....|   1,528,677 |     199,174 |   1,329,503 |     726,347 |     106,148 |      29,825 |       3,088 |
|  9. 1992....|   1,579,938 |     195,139 |   1,384,799 |     751,091 |      96,880 |      27,925 |       3,071 |
| 10. 1993....|   1,795,466 |     150,074 |   1,645,392 |     797,759 |      65,918 |      16,480 |       1,714 |
| 11. 1994....|   2,359,681 |     191,788 |   2,167,893 |     797,807 |      37,339 |      10,815 |       1,171 |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
| 12. Totals  |   X X X X   |   X X X X   |   X X X X   |   6,160,046 |     570,834 |     262,858 |      22,107 |
|----------------------------------------------------------------------------------------------------------------

________________________________________________________________________
|      1      |     Loss and Loss Expense Payments       |              |
|             |__________________________________________|              |
|             |      9      |     10      |      11      |     12       |
|  Years In   |             |             |              |              |
|    Which    |             |             |              |  Number of   |
|Premiums Were|   Salvage   | Unallocated |    Total     |   Claims     |
| Earned and  |     and     |    Loss     |   Net Paid   |  Reported-   |
| Losses Were | Subrogation |   Expense   |(Cols. 5 - 6 +| Direct and   |
|  Incurred   |  Received   |  Payments   |  7 - 8 + 10) |   Assumed    |
|_____________|_____________|_____________|______________|______________|
|  1. Prior...|           0 |           0 |      (9,779) |   X X X X    |
|  2. 1985....|      13,558 |      25,947 |     284,014  |   X X X X    |
|  3. 1986....|      19,398 |      40,936 |     370,648  |   X X X X    |
|  4. 1987....|      44,416 |      66,769 |     548,629  |   X X X X    |
|  5. 1988....|      76,427 |      95,143 |     742,010  |   X X X X    |
|  6. 1989....|      77,094 |     108,215 |     775,826  |   X X X X    |
|  7. 1990....|      57,211 |     119,395 |     732,320  |   X X X X    |
|  8. 1991....|      48,874 |     139,297 |     786,233  |   X X X X    |
|  9. 1992....|      46,025 |     110,702 |     789,767  |   X X X X    |
| 10. 1993....|      41,980 |     121,433 |     868,020  |   X X X X    |
| 11. 1984....|      34,867 |     126,579 |     896,691  |   X X X X    |
|_____________|_____________|_____________|______________|______________|
| 12. Totals  |     459,849 |     954,416 |   6,784,379  |   X X X X    |
- -------------------------------------------------------------------------

_______________________________________________________________________________________________________________________________
|             |                      Losses Unpaid                    |             Allocated Loss Expenses Unpaid            |
|             |_______________________________________________________|_______________________________________________________|
|  Years In   |          Case Basis       |         Bulk + IBNR       |          Case Basis       |         Bulk + IBNR       |
|    Which    |___________________________|___________________________|___________________________|___________________________|
|Premiums Were|     13      |     14      |     15      |     16      |     17      |     18      |     19      |     20      |
| Earned and  |   Direct    |             |   Direct    |             |   Direct    |             |   Direct    |             |
| Losses Were |     and     |             |     and     |             |     and     |             |     and     |             |
|  Incurred   |   Assumed   |    Ceded    |   Assumed   |    Ceded    |   Assumed   |    Ceded    |   Assumed   |    Ceded    |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
|  1. Prior...|      12,174 |       3,578 |      15,000 |       4,714 |       6,300 |       1,561 |           0 |           0 |
|  2. 1985....|         140 |           3 |           0 |           0 |          24 |           0 |           0 |           0 |
|  3. 1986....|         592 |          10 |           0 |           0 |          38 |           0 |           0 |           0 |
|  4. 1987....|       1,992 |         138 |           0 |           0 |         341 |          55 |           0 |           0 |
|  5. 1988....|      10,524 |       1,203 |         162 |          84 |       1,080 |         185 |          17 |          12 |
|  6. 1989....|      15,697 |       4,299 |         905 |         303 |       2,337 |         162 |          95 |          42 |
|  7. 1990....|      32,418 |      10,984 |       7,912 |       2,672 |       4,780 |         661 |         870 |         360 |
|  8. 1991....|      64,467 |      28,593 |      10,184 |       5,379 |       8,416 |         917 |       1,118 |         503 |
|  9. 1992....|     114,940 |      45,764 |      32,476 |      14,819 |      17,614 |       1,994 |       3,537 |       1,521 |
| 10. 1993....|     203,844 |      66,773 |      45,894 |      16,448 |      27,842 |       3,091 |       4,207 |       1,393 |
| 11. 1994....|     493,082 |      71,026 |     149,558 |      37,025 |      52,545 |       4,233 |      13,911 |       3,215 |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
| 12. Totals  |     949,869 |     232,370 |     262,091 |      81,443 |     121,316 |      12,859 |      23,755 |       7,046 |
- -------------------------------------------------------------------------------------------------------------------------------

________________________________________________________________________
|             |             |              |              |            |
|             |     21      |      22      |     23       |     24     |
|  Years In   |             |              |              |            |
|    Which    |             |              |              |  Number of |
|Premiums Were|   Salvage   | Unallocated  |    Total     |   Claims   |
| Earned and  |     and     |    Loss      |  Net Losses  |Outstanding-|
| Losses Were | Subrogation |  Expenses    | and Expenses | Direct and |
|  Incurred   | Anticipated |   Unpaid     |    Unpaid    |   Assumed  |
|_____________|_____________|______________|______________|____________|
|  1. Prior...|           0 |           0  |      23,621  |   X X X X  |
|  2. 1985....|           0 |           0  |         161  |   X X X X  |
|  3. 1986....|          32 |           5  |         624  |   X X X X  |
|  4. 1987....|         111 |          51  |       2,190  |   X X X X  |
|  5. 1988....|         272 |         139  |      10,438  |   X X X X  |
|  6. 1989....|         582 |         371  |      14,600  |   X X X X  |
|  7. 1990....|       1,613 |         781  |      32,084  |   X X X X  |
|  8. 1991....|       2,665 |       1,867  |      50,661  |   X X X X  |
|  9. 1992....|       4,227 |       4,260  |     108,728  |   X X X X  |
| 10. 1993....|       9,430 |      10,991  |     205,072  |   X X X X  |
| 11. 1994....|      41,903 |      46,179  |     639,777  |   X X X X  |
|_____________|_____________|______________|______________|____________|
| 12. Totals  |      60,835 |      64,643  |   1,087,956  |   X X X X  |
- ------------------------------------------------------------------------

_______________________________________________________________________________________________________________________________
|             |                                         |      Loss and Loss Expense Percentage   |      Discount for Time    |
|             |  Total Losses and Loss Expenses Incurred|         (Incurred/Premiums Earned)      |       Value of Money      |
|  Years In   |_________________________________________|_________________________________________|___________________________|
|    Which    |             |             |             |             |             |             |             |             |
|Premiums Were|     25      |     26      |     27      |     28      |     29      |     30      |     31      |     32      |
| Earned and  |   Direct    |             |             |   Direct    |             |             |             |             |
| Losses Were |     and     |             |             |     and     |             |             |             |    Loss     |
|  Incurred   |   Assumed   |    Ceded    |    Net      |   Assumed   |    Ceded    |     Net     |    Loss     |   Expense   |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
|  1. Prior...|   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          0  |          0  |
|  2. 1985....|     291,128 |       6,952 |     284,176 |        63.1 |        71.8 |        62.9 |          0  |          0  |
|  3. 1986....|     387,283 |      16,012 |     371,272 |        53.3 |        37.6 |        54.3 |          0  |          0  |
|  4. 1987....|     584,184 |      33,365 |     550,819 |        54.8 |        51.7 |        55.0 |          0  |          0  |
|  5. 1988....|     795,024 |      42,576 |     752,448 |        61.5 |        63.1 |        61.4 |          0  |          0  |
|  6. 1989....|     877,251 |      86,826 |     790,425 |        64.6 |        79.1 |        63.3 |          0  |          0  |
|  7. 1990....|     866,139 |     101,735 |     764,404 |        62.0 |        70.2 |        61.0 |          0  |          0  |
|  8. 1991....|     981,521 |     144,627 |     836,894 |        64.2 |        72.6 |        62.9 |          0  |          0  |
|  9. 1992....|   1,062,544 |     164,049 |     898,495 |        67.3 |        84.1 |        64.9 |          0  |          0  |
| 10. 1993....|   1,228,429 |     155,337 |   1,073,092 |        68.4 |       103.5 |        65.2 |          0  |          0  |
| 11. 1994....|   1,690,477 |     154,008 |   1,536,468 |        71.6 |        80.3 |        70.9 |          0  |          0  |
|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|_____________|
| 12. Totals  |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |   X X X X   |          0  |          0  |
- -------------------------------------------------------------------------------------------------------------------------------


__________________________________________________________
|             |             |  Net Balance Sheet Reserves |
|             |     33      |        After Discount       |
|  Years In   |             |_____________________________|
|    Which    |             |              |              |
|Premiums Were|Inter-Company|      34      |     35       |
| Earned and  |   Pooling   |              |    Loss      |
| Losses Were |Participation|    Losses    |  Expenses    |
|  Incurred   | Percentage  |    Unpaid    |   Unpaid     |
|_____________|_____________|______________|______________|
|  1. Prior...|   X X X X   |      18,882  |       4,739  |
|  2. 1985....|             |         138  |          24  |
|  3. 1986....|             |         581  |          42  |
|  4. 1987....|             |       1,853  |         337  |
|  5. 1988....|             |       9,399  |       1,039  |
|  6. 1989....|             |      12,000  |       2,600  |
|  7. 1990....|             |      26,675  |       5,409  |
|  8. 1991....|             |      40,680  |       9,981  |
|  9. 1992....|             |      86,833  |      21,896  |
| 10. 1993....|             |     166,517  |      38,555  |
| 11. 1994....|             |     534,590  |     105,187  |
|_____________|_____________|______________|______________|
| 12. Totals  |   X X X X   |     898,147  |     189,809  |
- -----------------------------------------------------------

Form 2
                  ANNUAL STATEMENT FOR THE YEAR 1994 OF THE
                         PROGRESSIVE INSURANCE GROUP

SCHEDULE P - PART 2 - SUMMARY

_______________________________________________________________________________________________________________________
|                |                                                                                                     |
|       1        |                INCURRED LOSSES AND ALLOCATED EXPENSES REPORTED AT YEAR END (000 OMITTED)            |
|                |_____________________________________________________________________________________________________|
|     Years      |      2      |     3      |     4      |     5    |     6      |     7      |     8      |      9    |
|   in Which     |             |            |            |          |            |            |            |           |
|  Losses Were   |             |            |            |          |            |            |            |           |
|   Incurred     |     1985    |    1986    |    1987    |   1988   |    1989    |    1990    |    1991    |    1992   |
|________________| ____________|____________|____________|__________|____________|____________|____________|___________|
|                |             |            |            |          |            |            |            |           |
| 1. Prior.......|    82,053   |    82,984  |    77,363  |   70,991 |    69,639  |    68,860  |    69,870  |   71,046  |
| 2. 1985........|   274,757   |   269,226  |   268,315  |  262,237 |   261,392  |   258,581  |   258,380  |  258,206  |
| 3. 1986........|   X X X X   |   382,994  |   353,616  |  351,417 |   340,706  |   334,564  |   331,385  |  330,779  |
| 4. 1987........|   X X X X   |   X X X X  |   555,993  |  524,333 |   504,689  |   492,954  |   490,684  |  485,339  |
| 5. 1988........|   X X X X   |   X X X X  |   X X X X  |  719,839 |   684,469  |   663,722  |   666,604  |  663,150  |
| 6. 1989........|   X X X X   |   X X X X  |   X X X X  |  X X X X |   786,249  |   734,190  |   710,990  |  704,871  |
| 7. 1990........|   X X X X   |   X X X X  |   X X X X  |  X X X X |   X X X X  |   751,597  |   692,671  |  676,616  |
| 8. 1991........|   X X X X   |   X X X X  |   X X X X  |  X X X X |   X X X X  |   X X X X  |   792,930  |  753,500  |
| 9. 1992........|   X X X X   |   X X X X  |   X X X X  |  X X X X |   X X X X  |   X X X X  |   X X X X  |  900,892  |
|10. 1993........|   X X X X   |   X X X X  |   X X X X  |  X X X X |   X X X X  |   X X X X  |   X X X X  |  X X X X  |
|11. 1994        |   X X X X   |   X X X X  |   X X X X  |  X X X X |   X X X X  |   X X X X  |   X X X X  |  X X X X  |
|________________| ____________|____________|____________|__________|____________|____________|____________|___________|

 ______________________________________________________________________
|        1        |  (cont.) INCURRED LOSSES |       DEVELOPMENT        |
|                 |__________________________|__________________________|
|                 |            |             |             |            |
|      Years      |     10     |     11      |     12      |     13     |
|    in Which     |            |             |             |            |
|   Losses Were   |            |             |    One      |    Two     |
|    Incurred     |    1993    |    1994     |    Year     |    Year    |
|_________________|____________|_____________|_____________|____________|
|                 |            |             |             |            |
|  1. Prior.......|     72,630 |     81,663  |     9,033   |    10,617  |
|  2. 1985........|    258,144 |    258,229  |        85   |        23  |
|  3. 1986........|    330,825 |    330,330  |      (495)  |      (449) |
|  4. 1987........|    484,182 |    483,999  |      (183)  |    (1,340) |
|  5. 1988........|    664,095 |    657,166  |     (6,929) |    (5,984) |
|  6. 1989........|    700,038 |    681,839  |    (18,199) |   (23,032) |
|  7. 1990........|    663,002 |    644,228  |    (18,774) |   (32,388) |
|  8. 1991........|    725,991 |    695,730  |    (30,261) |   (57,770) |
|  9. 1992........|    833,470 |    783,533  |    (49,937) |  (117,359) |
| 10. 1993........|  1,013,665 |    940,668  |    (72,851) |   X X X X  |
| 11. 1994........|    X X X X |  1,363,711  |    X X X X  |   X X X X  |
|_________________|____________|_____________|_____________|____________|
                                12. Totals   |   (188,511) |  (227,682) |
                                             |_____________|____________|



SCHEDULE P - PART 3 - SUMMARY

                  _____________________________________________________________________________________________________
        1        |                 CUMULATIVE PAID LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED)
                 |______________________________________________________________________________________________________|
                 |            |            |            |          |            |            |            |             |
      Years      |     2      |     3      |     4      |     5    |     6      |     7      |     8      |       9     |
    in Which     |            |            |            |          |            |            |            |             |
   Losses Were   |            |            |            |          |            |            |            |             |
    Incurred     |    1985    |    1986    |    1987    |    1988  |    1989    |    1990    |    1991    |     1992    |
                 |____________|____________|____________|__________|____________|____________|____________|_____________|
                 |            |            |            |          |            |            |            |             |
  1. Prior.......|     000    |    31,463  |    50,460  |   57,742 |     60,827 |    63,436  |    64,860  |     66,821  |
  2. 1985........|   134,374  |   202,467  |   228,629  |  243,849 |    251,045 |   255,162  |   256,497  |    257,708  |
  3. 1986........|   X X X X  |   168,353  |   255,882  |  291,744 |    312,656 |   322,815  |   326,820  |    328,152  |
  4. 1987........|   X X X X  |   X X X X  |   240,199  |  360,939 |    420,316 |   447,789  |   467,599  |    476,252  |
  5. 1988........|   X X X X  |   X X X X  |   X X X X  |  318,747 |    482,587 |   545,480  |   582,880  |    617,027  |
  6. 1989........|   X X X X  |   X X X X  |   X X X X  |  X X X X |    362,510 |   521,039  |   595,914  |    636,386  |
  7. 1990........|   X X X X  |   X X X X  |   X X X X  |  X X X X |    X X X X |   354,849  |   499,445  |    569,700  |
  8. 1991........|   X X X X  |   X X X X  |   X X X X  |  X X X X |    X X X X |   X X X X  |   369,194  |    533,684  |
  9. 1992........|   X X X X  |   X X X X  |   X X X X  |  X X X X |    X X X X |   X X X X  |   X X X X  |    415,371  |
 10. 1993........|   X X X X  |   X X X X  |   X X X X  |  X X X X |    X X X X |   X X X X  |   X X X X  |    X X X X  |
 11. 1994........|   X X X X  |   X X X X  |   X X X X  |  X X X X |    X X X X |   X X X X  |   X X X X  |    X X X X  |
                 |____________|____________|____________|__________|____________|____________|____________|_____________|







 ______________________________________________________________________
|        1        | (cont.) CUMULATIVE PAID |             |            |
|                 |_________________________|     12      |     13     |
|                 |            |            |             |            |
|      Years      |     10     |     11     |  Number of  |  Number of |
|    in Which     |            |            |   Claims    |   Claims   |
|   Losses Were   |            |            |   Closed    |   Closed   |
|    Incurred     |    1993    |    1994    |  With Loss  |   Without  |
|                 |            |            |   Payment   |    Loss    |
|                 |            |            |             |   Payment  |
|_________________|____________|____________|_____________|____________|
|                 |            |            |             |            |
|  1. Prior.......|    67,091  |    58,042  |   X X X X   |   X X X X  |
|  2. 1985........|   257,991  |   258,067  |   X X X X   |   X X X X  |
|  3. 1986........|   328,815  |   329,711  |   X X X X   |   X X X X  |
|  4. 1987........|   480,425  |   481,860  |   X X X X   |   X X X X  |
|  5. 1988........|   636,778  |   646,867  |   X X X X   |   X X X X  |
|  6. 1989........|   657,870  |   667,611  |   X X X X   |   X X X X  |
|  7. 1990........|   598,833  |   612,925  |   X X X X   |   X X X X  |
|  8. 1991........|   614,888  |   646,936  |   X X X X   |   X X X X  |
|  9. 1992........|   597,616  |   679,065  |   X X X X   |   X X X X  |
| 10. 1993........|   513,910  |   746,587  |   X X X X   |   X X X X  |
| 11. 1994........|   X X X X  |   770,113  |   X X X X   |   X X X X  |
|_________________|____________|____________|_____________|____________|



SCHEDULE P - PART 4 - SUMMARY

                  _______________________________________________________________________________________________________
   1             | BULK AND INCURRED BUT NOT REPORTED RESERVES ON LOSSES AND ALLOCATED EXPENSES AT YEAR END (000 OMITTED) |
                 |________________________________________________________________________________________________________|
                 |             |            |            |            |            |           |             |            |
       Years     |      2      |     3      |     4      |     5      |     6      |     7     |      8      |     9      |
    in Which     |             |            |            |            |            |           |             |            |
   Losses Were   |             |            |            |            |            |           |             |            |
    Incurred     |     1985    |    1986    |    1987    |    1988    |    1989    |    1990   |     1991    |    1992    |
                 |_____________|____________|____________|____________|____________|___________|_____________|____________|
  1. Prior.....  |     27,457  |    17,951  |    12,238  |     4,097  |     3,431  |     1,728 |      1,667  |     1,614  |
  2. 1985......  |     52,241  |    23,471  |    15,767  |     7,600  |     4,247  |       117 |          0  |         2  |
  3. 1986......  |    X X X X  |    83,987  |    35,929  |    23,115  |    10,239  |     3,162 |          0  |        63  |
  4. 1987......  |    X X X X  |   X X X X  |   126,103  |    57,172  |    31,435  |    13,026 |      4,203  |       178  |
  5. 1988......  |    X X X X  |   X X X X  |   X X X X  |   161,589  |    70,035  |    33,821 |     14,301  |     2,013  |
  6. 1989......  |    X X X X  |   X X X X  |   X X X X  |   X X X X  |   179,116  |    62,544 |     27,935  |    15,702  |
  7. 1990......  |    X X X X  |   X X X X  |   X X X X  |   X X X X  |   X X X X  |   146,165 |     57,375  |    28,293  |
  8. 1991......  |    X X X X  |   X X X X  |   X X X X  |   X X X X  |   X X X X  |  X X X X  |    155,871  |    51,534  |
  9. 1992......  |    X X X X  |   X X X X  |   X X X X  |   X X X X  |   X X X X  |  X X X X  |    X X X X  |   151,702  |
 10. 1993......  |    X X X X  |   X X X X  |   X X X X  |   X X X X  |   X X X X  |  X X X X  |    X X X X  |   X X X X  |
 11. 1994......  |    X X X X  |   X X X X  |   X X X X  |   X X X X  |   X X X X  |  X X X X  |    X X X X  |   X X X X  |
                 |_____________|____________|____________|____________|____________|___________|_____________|____________|

 ___________________________________________
|        1        | (cont.) BULK AND INCURRED|
|                 |__________________________|
|                 |            |             |
|      Years      |     10     |     11      |
|    in Which     |            |             |
|   Losses Were   |            |             |
|    Incurred     |    1993    |    1994     |
|_________________|____________|_____________|
|  1. Prior.......|    1,263   |     10,286  |
|  2. 1985........|        5   |          0  |
|  3. 1986........|       36   |          0  |
|  4. 1987........|      814   |          0  |
|  5. 1988........|    6,663   |         83  |
|  6. 1989........|   14,096   |        655  |
|  7. 1990........|   17,575   |      5,750  |
|  8. 1991........|   29,932   |      5,420  |
|  9. 1992........|   54,711   |     19,673  |
| 10. 1993........|  132,250   |     32,260  |
| 11. 1994........|  X X X X   |    123,230  |
|_________________|____________|_____________|

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